UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2023

Rain Oncology Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40356	82-1130967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Jarvis Avenue, Suite 204

Newark, CA 94560

(Address of Principal Executive Offices)

(510) 953-5559

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On May 28, 2023, the Board of Directors of Rain Oncology Inc. (the “Company”) approved a restructuring plan (the “Plan”) in connection with a reprioritization of the Company’s clinical strategy designed to optimize Company resources. As previously announced, the Company intends to suspend enrollment in its Phase 2 MANTRA-2 basket trial and terminate plans to initiate its Phase 1/2 MANTRA-4 combination trial. The Company expects to continue to evaluate outcomes from its MANTRA Phase 3 milademetan trial in dedifferentiated liposarcoma, with data and findings expected to be presented at a medical conference in the fourth quarter of fiscal 2023.

The Plan includes a reduction of the Company’s current workforce by approximately 65% and is expected to be substantially complete by the end of the second quarter of fiscal 2023. Decisions regarding the elimination of positions are subject to state and local laws, as well as the Company’s business needs.

The Company estimates that it will incur approximately $2.4 million to $2.6 million in charges in connection with the Plan, almost all of which are cash expenditures related to employee transition, severance payments and employee benefits, and less than $0.1 million of which are charges related to non-cash stock-based compensation. These charges are expected to be incurred and paid in the second quarter of fiscal 2023.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with, and subsequent to the approval of, the Plan, the Company and Dr. Richard Bryce agreed that he would transition from his role as the Company’s Executive Vice President, Chief Medical Officer to an advisory position with the Company, effective June 1, 2023. Dr. Robert Doebele, the Company’s Cofounder, President and Chief Scientific Officer, succeeded Dr. Bryce as the Company’s Chief Medical Officer as of such date.

In addition, in connection with, and subsequent to the approval of, the Plan, the Company and Nelson Cabatuan agreed that he would transition from his role as the Company’s Senior Vice President, Finance and Operations to an advisory position with the Company, effective June 1, 2023. In connection with the foregoing, Joy Bruce, the Company’s Director of Accounting, assumed the role of the Company’s principal financial and accounting officer, effective as of such date.

In connection with these transitions, the Company intends to enter into standard separation and release agreements with each of Dr. Bryce and Mr. Cabatuan, pursuant to which they are entitled to receive certain severance benefits consistent with the terms of the Company’s Executive Severance Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 17, 2021, in addition to prorated bonus payments. The estimated charges under the separation and release agreements are approximately $700 thousand, and are included in the aforementioned estimated charges in connection with the Plan. The Company also intends to enter into standard consulting agreements with each of Dr. Bryce and Mr. Cabatuan, pursuant to which they may provide consulting services to the Company for up to six months at specified hourly rates.

Joy Bruce, age 44, has served as the Company’s Director of Accounting since January 2022. Previously, she served as the Company’s Associate Director of Accounting from December 2020 to December 2021. Prior to joining the Company, she served as Manager of SEC Reporting at Rigel Pharmaceuticals, Inc. (Nasdaq: RIGL), a biotechnology company, from June 2019 to November 2020, where she was responsible for accounting and finance, SEC reporting, financial planning and analysis, research and development and internal control processes and operations. From November 2017 to May 2019, she served as Senior Financial Analyst at Funding Circle, a commercial lender. Ms. Bruce graduated with a B.S. in Business Administration and Accountancy from the University of the Philippines and holds professional certifications as a Certified Public Accountant (Philippines).

There are no arrangements or understandings between Ms. Bruce and any other persons pursuant to which she was selected as an officer; she has no family relationships with any of the Company’s directors or executive officers; and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company intends to enter into its standard form of indemnification agreement with Ms. Bruce, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on April 2, 2021.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Wednesday, May 31, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m. Pacific Time. As of the close of business on April 6, 2023, the record date for the Annual Meeting, there were 26,520,455 shares of the Company’s voting common stock issued and outstanding. At the Annual Meeting, each of the Company’s director nominees was elected and the other proposal voted on was approved. The final voting results are set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Class II Director Nominees
• Franklin Berger	12,261,102	3,648,968	6,218,241
• Stefani A. Wolff	12,836,849	3,073,221	6,218,241

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of Ernst & Young LLP as Independent Auditor	22,115,471	6,387	6,453	0

Item 7.01.	Regulation FD Disclosure.

On May 30, 2023, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding the Company’s strategic priorities and the Plan.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected benefits of and timing of completion of the Plan, and the expected costs and charges of the Plan. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,”

“seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “commitments,” “designed” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; and other risks and uncertainties included in the Company’s reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rain Oncology Inc.

Date: June 5, 2023	By:	/s/ Avanish Vellanki
Avanish Vellanki
Chairman and Chief Executive Officer